UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/18/2005

ABX AIR, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50368

DE	91-1091619
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

145 Hunter Drive, Wilmington, OH 45177
(Address of Principal Executive Offices, Including Zip Code)

(937) 382-5591
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 18, 2005, ABX Air, Inc. amended Section 3.4(b) of its Amended and Restated Bylaws to provide that vacancies on the Board will be filled by the majority vote of the remaining members of the Board. Previously, Section 3.4(b) provided that vacancies would be filled by a majority vote of the remaining directors of the class in which the vacancy occurred or by the sole remaining director of that class if only one such director remained, or by the majority vote of the members of the remaining classes if no such director remained. A copy of the revised text of Section 3.4(b) is attached hereto as Exhibit 3(ii).

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

Exhibit            Description

No.
_______       ___________
3(ii)                Section 3.4(b) of Amended and Restated Bylaws of ABX Air, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

ABX AIR, INC.

Date: March 24, 2005.	By:	/s/ W. Joseph Payne
W. Joseph Payne
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-3.(ii).	Revised Text of Section 3.4(b) of Amended and Restated Bylaws of ABX Air, Inc.